UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

LOGIQ, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(808) 829-1057
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
 General Instruction A.2. below):

☒
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders:

On October 23, 2023,
Logiq, Inc. a Delaware corporation (the “Company”)
held
a special meeting of its stockholders (the “
Special Meeting
”)
in a virtual format. At the Special Meeting, 5
9
,9
02
,
368
of the 105,284,314 outstanding shares of common stock entitled to vote, or approximately 5
6
.
89
%, as of the record date, September 25, 2023, were present or represented by proxy
, thereby constituting a quorum
.

The proposals voted on at the Special Meeting are more fully described in the Definitive Proxy Statement for the Special Meeting filed with the Securities and Exchange Commission (the “
SEC
”) on October 10, 2023. The final voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal No. 1:
The Company’s stockholders approved
a proposal to
authorize
the transactions contemplated under the Merger Agreement dated as of September 9, 2022, as amended (the “
Merger Agreement
”), by and among Abri Merger Sub, Inc., a Delaware corporation (“
Merger Sub
”), and a wholly owned subsidiary of Abri SPAC I, Inc. (“
Abri
”), DLQ Parent, and DLQ, Inc., a Nevada corporation (“
DLQ
”) a subsidiary of DLQ Parent. Pursuant to the terms of the Merger Agreement, a business combination between Abri and DLQ will be effected through the merger of Merger Sub with and into DLQ, with DLQ surviving the merger as a wholly owned subsidiary of Abri (the “
Business Combination
” or
“
Merger
”), as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5 9 , 69 1 ,9 66	77,172	133,230	0

Proposal No. 2:

The Company’s stockholders approved
a proposal to amend our certificate of incorporation, as amended, to effect, at the discretion of our board of directors, a reverse stock split of our issued and outstanding shares of common stock, par value $0.0001 per share, such split to combine a number of outstanding shares of common stock at a ratio of not less than five (5) shares and not more than fifty (50) shares, into one share of common stock, such ratio to be determined by our board of directors at any time prior to twelve (12) months from the date of stockholder approval, without further approval or authorization of our stockholders
, as follows
:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5 8 , 153 ,1 93	1, 518 ,609	230,566	0

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement was not voted upon at the Special Meeting because there were sufficient votes to approve the Merger Proposal.

Item 7.01 Regulation FD Disclosure.

On October 25, 2023, the Company issued a press release regarding the Special Meeting voting results. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the SEC, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating)  or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the SEC, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 25, 2023
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: October 2 5 , 2023	By:	/s/ Brent Suen
Brent Suen Chief Executive Officer and Executive Chairman

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